Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:
                                               3
Distribution Date:
                                       14-Jun-96
Payment Date:
                                       17-Jun-96
Collection Period Beginning:
                                       01-May-96
Collection Period Ending:
                                       31-May-96
Note and Certificate Accrual Beginning:
                                       15-May-96
Note and Certificate Accrual Ending:
                                       17-Jun-96

BOND SUMMARY:
Beginning Class A Note Security Balance
                                 $608,085,310.00
Beginning Class B Note Security Balance
                                 $136,244,640.00
Beginning Certificate Security Balance
                                  $25,455,360.00
Beginning Overcollateralization Amount
                                  $40,246,850.00
Beginning Class A Adjusted Balance
                                 $608,085,310.00
Beginning Class B Adjusted Balance
                                 $136,244,640.00
Beginning Certficate  Adjusted Balance
                                  $25,455,360.00
Beginning Overcollateralization Amount
                                  $40,246,850.00
Ending Class A Note Security Balance
                                 $593,335,974.42
Ending Class B Note Security Balance
                                 $136,244,640.00
Ending Certificate Security Balance
                                  $25,455,360.00
Ending Overcollateralization Amount
                                  $40,415,606.70
Ending Class A Adjusted Balance
                                 $593,335,974.42
Ending Class B Adjusted Balance
                                 $136,244,640.00
Ending Certficate  Adjusted Balance
                                  $25,455,360.00
Ending Overcollateralization Amount
                                  $40,415,606.70
Class A Note Rate Capped at 13%
                                        5.649690%
Class B Note Rate Capped at 15%
                                        6.029690%
Certificate Rate Capped at 16%
                                        6.429690%
Class A Interest Due
                                   $3,149,202.37
Class B Interest Due
                                     $753,053.53
Certificate Yield  Due
                                     $150,030.90
Class A Interest Paid
                                   $3,149,202.37
Class B Interest Paid
                                     $753,053.53
Class C Yield Paid
                                     $150,030.90
Class A Unpaid Interest
                                           $0.00
Class B Unpaid Interest
                                           $0.00
Class C Unpaid Yield
                                           $0.00
Class A Principal Paid
                                  $14,749,335.58
Class B Principal Paid
                                           $0.00
Class C Principal Paid
                                           $0.00
OC Principal Paid
                                           $0.00
Beginning Class A Net Charge-Off
                                           $0.00
Beginning Class B Net Charge-Off
                                           $0.00
Beginning Certificate Net Charge-Off
                                           $0.00
Beginning OC Net Charge-Off
                                           $0.00
Reversals Allocated to Class A
                                           $0.00
Reversals Allocated to Class B
                                           $0.00
Reversals Allocated to Certificates
                                           $0.00
Reversals Allocated to OC  plus Acclerated Principal Payments
                                     $168,756.70
 Total Charge-Offs:
                                           $0.00
Charge-Offs Allocated to Class A
                                           $0.00
Charge-Offs Allocated to Class B
                                           $0.00
Charge-Offs Allocated to Certificates
                                           $0.00
Charge-Offs Allocated to OC
                                           $0.00
Ending Class A Net Charge-Off
                                           $0.00
Ending Class B Net Charge-Off
                                           $0.00
Ending Certificate Net Charge-Off
                                           $0.00
Ending OC Net Charge-Off
                                           $0.00
Bond Balance Reconciliation    (should equal $0.00)
                                           $0.00

Certificate Balance/Participation Invested Amount (Beginning of
Month)                                       3.1425%

Designated Certificate / Certificate Security (Balance Beginning of
Month)                                 1.003168%
Designated Certificate  - Beginning of Month
                                     $255,360.00
Principal Payments in Respect of  Designated Certificate (Sec. 3.05
(iii) & (vi)(c))                          $0.00
Designated Certificate  - End of Month
                                     $255,360.00
Interest Payments in Respect of Designated Certificate (Sec. 3.05
(i)(c))                                 $1,505.06

Designated Certificateholder Accelerated Principal Payments -
Beginning Balance                         $346,850.00
Accelerated Principal Payment (Sec. 3.05 (v))
                                     $168,756.70
Payments to Holder of Designated Certificate in respect to Acc.
Prin. (Sec. 3.05 (iv) & (vi)(d))              $0.00
Designated Certificateholder Accelerated Principal Payments -
Ending Balance                            $515,606.70

Designated Certificateholder Holdback Amount (Beginning of Month)
                                  $39,900,000.00
Payments to Designated Certificates in Reduction of Holdback Amount
(Sec. 3.05 (iv) & (vi)(d))                $0.00
Designated Certificateholder Holdback Amount (End of Month)
                                  $39,900,000.00

Remaining Payments to Designated Certificates (Sec. 3.05 paragraph
following (vii))                           $0.00

Remaining Amounts to Issuer (Sec. 3.05 (vii))
                                     $791,030.49